Accounts and Other Receivables	6 Months Ended
Jun. 30, 2025
Trade and other current receivables [abstract]
Accounts and Other Receivables
6.
ACCOUNTS AND OTHER RECEIVABLES

A summary of the Group’s accounts and other receivables as of June 30, 2025 and December 31, 2024 is outlined below:

	June 30, 2025	December 31, 2024
(in USD and thousands)
Accounts receivable	$109,155	$102,816
Indirect tax receivables	31,538	32,815
Credit card receivables	3,429	87,791
Other	27,142	15,596
Total	$171,264	$239,018

Accounts receivable includes vendor receivables, yard receivables, insurance receivables, airline receivables and passenger receivables.

Credit card receivables that are not classified as cash and cash equivalents are included in accounts and other receivables. Credit card receivables, which represent amounts subject to a priority claim from credit card processors, decreased as of June 30, 2025, compared to December 31, 2024, due to a decrease in required balances from credit card processors.